Ameristock Mutual Fund, Inc.

Supplement dated January 8, 2007 to the Prospectus dated November 1, 2006

The following information supplements the prospectus dated November 1, 2006, for the Ameristock Mutual Fund, Inc. (the “Fund”).

Effective January 5, 2007, Brown Brothers Harriman & Co. replaced U.S. Bank as the custodian of the Fund’s investments.  Accordingly, the first sentence under the heading “Other Information” in the prospectus is revised to read as follows:

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund’s investments.

In addition, the reference to U.S. Bank on the back cover page of the prospectus is replaced by a reference to Brown Brothers Harriman & Co. at the address stated above.

Please Retain This Supplement For Future Reference